DELAWARE(SM)
INVESTMENTS
-----------

Delaware Devon Fund

Total Return

2000 ANNUAL REPORT

(Total Return Artwork)

TABLE OF CONTENTS
-----------------

Letter to Shareholders                  1

Portfolio Management
Review                                  3

Performance Summary                     6

Financial Statements

  Statement of Net Assets               7

  Statement of Operations               9

  Statements of Changes in
  Net Assets                           10

  Financial Highlights                 11

  Notes to Financial
  Statements                           15

  Report of Independent
  Auditors                             17


A TRADITION OF SOUND INVESTING SINCE 1929
-----------------------------------------

A Commitment To Our Investors

Experienced

[ ] Our seasoned investment professionals average 11 years' experience.

[ ] We began managing investments in 1929 and opened our first mutual fund in 1938. Over the past 70 years, we have weathered a full range of economic and market environments.

Disciplined

[ ] We follow strict investment policies and clear buy/sell guidelines.

[ ] We strive to balance risk and reward in order to provide sound investment alternatives within any given asset class.

Consistent

[ ] We clearly articulate our investment policies and follow them consistently.

[ ] Our commitment to style consistency has earned us the confidence of discriminating institutional and individual investors to manage more than $44 billion in assets as of September 30, 2000.

Comprehensive

[ ] We offer more than 70 mutual funds in these asset classes.

    o Large-cap equity          o High-yield bonds
    o Mid-cap equity            o Investment grade bonds
    o Small-cap equity          o Municipal bonds
    o International equity        (single-state and national funds)
    o Balanced                  o International fixed-income

[ ] Our funds are available through financial advisers who can offer you individualized attention and valuable investment advice.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

(C)Delaware Distributors, L.P.

Dear Shareholder


"MAJOR INDEXES SUCH AS THE DOW JONES INDUSTRIAL AVERAGE, THE S&P 500, AND THE NASDAQ COMPOSITE ARE IN NEGATIVE TERRITORY YEAR-TO-DATE THROUGH OCTOBER 31ST (SOURCE: BLOOMBERG)."


December 4, 2000

Recap of Events--The record-setting expansion of the U.S. economy has continued in 2000, yet the U.S. equities market has cooled considerably after strong performance in recent years. Volatility in the markets has been running high, and the broad market for U.S. equities is struggling toward its most disappointing calendar year since 1994. After strong performance in late 1999 and early 2000, stock market indexes gave up significant ground in the spring and have been volatile ever since. Major indexes such as the Dow Jones Industrial Average, the S&P 500, and the Nasdaq Composite are in negative territory year to date through October 31st (Source: Bloomberg).

There are several reasons for the volatility. Recently, disappointing earnings announcements by one company have often been followed by brief, but sharp, declines in whole sectors. The rising cost of oil has analysts concerned that the pace of economic activity may slow, causing consumers to reduce spending, especially for low-end retail products.

There is also concern on the part of investors and analysts over stock valuations for companies that play roles in the New Economy. In recent months, we've begun to see increased focus on corporate fundamentals such as earnings and questions about the long-term sustainability of corporate growth. We believe this trend is positive, because it has been helping to move stocks toward fair values.

Delaware Devon Fund returned -7.14% during the fiscal year ended
October 31, 2000 (Class A shares at net asset value with distributions reinvested). The Fund's disappointing performance is largely attributed to the high-flying technology stocks that dominated the stock market in the first half of our fiscal year. We believe many of these Internet-related stocks were overvalued and, therefore, did not make for a prudent investment.


Total Return
For The Period Ended October 31, 2000                         One Year
--------------------------------------------------------------------------------
Delaware Devon Fund Class A Shares                             -7.14%
--------------------------------------------------------------------------------
Standard & Poor's 500 Index                                    +6.08%
Lipper Multi-Cap Value Funds Average (509 funds)              +10.94%
--------------------------------------------------------------------------------
All performance shown above is at net asset value and assumes reinvestment of all distributions. Performance information for all Fund classes can be found on page 6. The S&P 500 Index is an unmanaged composite of mostly large-capitalization U.S. companies. The Lipper category represents the average return of Multi-Cap Value Funds tracked by Lipper (Source: Lipper Inc.). You cannot invest directly in an index. Past performance is not a guarantee of future results.

". . . WE BELIEVE THAT YOUR FUND IS WELL-POSITIONED TO TAKE ADVANTAGE OF INVESTMENT OPPORTUNITIES THAT ARISE IN THE MARKET."

(Total Return Artwork)

Market Outlook--One year ago, our outlook for the U.S. stock market was for a return to normalcy--that is, a resumption of stock returns that are closer to normal averages of about 11% annually. We think that the events of the past year have set such a trend in motion. We also expect market volatility to continue, but we believe that your Fund is well-positioned to take advantage of investment opportunities that arise in the market.

Since it is impossible to predict the short-term direction of the markets with any real accuracy, we recommend that investors continue to rely on basic, sound principles of investing. These include sticking to a regular investment plan, diversifying your assets, and keeping a long-term outlook, as well as considering your own risk tolerance and financial goals. For help in balancing such considerations, contact your financial adviser.

On the pages that follow, Delaware Devon Fund manager Francis X. Morris discusses your Fund's performance over the past year and provides his outlook on the equities market. As always, we thank you for remaining committed to Delaware Investments.

Sincerely,

/s/ Wayne A. Stork                        /s/ David K. Downes
---------------------                     ----------------------
Wayne A. Stork                            David K. Downes
Chairman,                                 President and Chief Executive Officer,
Delaware Investments Family of Funds      Delaware Investments Family of Funds

Francis X. Morris
Senior Portfolio Manager
December 4, 2000


"DELAWARE DEVON FUND FOCUSES ON STOCKS OF UNDERVALUED COMPANIES THAT MAY BE IN TRANSITION FROM VALUE TO GROWTH OR FROM MID-CAPITALIZATION (MID-CAP) TO LARGE-CAP STATUS."


PORTFOLIO MANAGEMENT REVIEW
---------------------------

The Fund's Results

Delaware Devon Fund had a -7.14% total return (Class A shares at net asset value with distributions reinvested) for the fiscal year ended October 31, 2000. Our disappointing performance resulted, in part, from the market's focus during the beginning of our fiscal year on highly-valued, momentum-driven stocks, including those in the technology sector.

Delaware Devon Fund focuses on stocks of undervalued companies that may be in transition from value to growth or from mid-capitalization (mid-cap) to large-cap status. Within these groups, we search for companies that have stable, consistent earnings, strong management, and accelerated growth rates. From August through October 2000, the Fund's performance improved materially, as the market began to pay more attention to growth at a reasonable price.

Portfolio Highlights

Among our holdings, Delaware Devon Fund benefited from good performance among stocks in the energy, financial services and consumer products sectors. The Fund took a broad approach to energy stocks, seeing opportunities throughout the sector. Amerada Hess, Anadarko Petroleum, Nabors Industries, and Halliburton, among others, delivered strong performance. We sold our holdings in Anadarko Petroleum and Nabors Industries in October 2000, as we felt their stock prices fully reflected their future earnings.

Our investments in financial companies, such as MBNA and Capital One and in government services enterprises, such as Federal Home Loan Mortgage Corporation (Freddie Mac), performed well over the fiscal year. In consumer products, we benefited by owning Best Foods, a high quality company that was acquired by Unilever. We have since sold our holdings in Best Foods as we believed the shares approached the takeover price.

The Fund also experienced some disappointments. Many investors who held companies that missed their earnings or downgraded their forecasts got stung. In our case, Procter & Gamble and Honeywell International, which has since been acquired by General Electric, missed earnings targets. As a shareholder, we paid the price when these stocks tumbled. We sold our position in Procter & Gamble in March 2000, because we did not believe the company would produce significant earnings in the foreseeable future.

"GENERALLY, WE ARE CONFIDENT ABOUT INVESTMENT OPPORTUNITIES FOR THE FUND OVER THE NEXT YEAR."


(Total Return Artwork)

Our telecommunications holdings have also hampered our performance. The Fund was particularly hurt by our holdings in AT&T. We sold the stock because of its uncertain prospects. We have reduced our exposure to the telecommunications sector, but we continue to monitor its long-term outlook.

Bristol-Myers Squibb, a pharmaceutical company, also proved disappointing for us. The stock fell mid-fiscal year due to a delay in the approval of Vanlev, a promising new drug for the treatment of hypertension and heart failure. We continue to hold the company in our portfolio because we feel it represents an excellent value and has a shareholder friendly management style.

A major factor in our relative underperformance was that we had significantly fewer holdings in technology stocks than our benchmark. Early in the calendar year, we held just 15% of our assets in technology stocks, compared with a technology weighting of more than 30% for the Standard & Poor's 500 Index. Since the Fund focuses on stocks with reasonable valuations, we were not attracted to many of the high-priced technology stocks and we struggled to find opportunities that met our investment criteria.

Additionally, even those technology stocks that met our criteria because of lower valuations were not immune to sharp market corrections. In particular, the Fund held positions in BMC Software and Computer Associates, which experienced earnings disappointments when demand for new technology decreased following the Y2K conversion.

However, as technology stock prices declined over the past six months, we took advantage of opportunities to purchase some high-quality companies that had returned to more reasonable valuations while continuing to reach their earnings targets. Our recent additions in this sector include Electronic Data Systems and First Data. These consistent earnings growers have traded at relative discounts to their earnings history and to the market. As of October 31, 2000, technology stocks made up almost 20% of our portfolio.

Delaware Devon Fund
Portfolio Highlights
October 31, 2000

Beta*                                                           0.83
--------------------------------------------------------------------------------
Average Price-to-Earnings Ratio**                              25.47
--------------------------------------------------------------------------------
Median Market Capitalization                                  $51.85 billion
--------------------------------------------------------------------------------

 * Beta is a measure of risk relative to the S&P 500 Index. A number less than
   1.0 means less historical price volatility than the Index. A number higher than 1.0 means more historical volatility.

** P/E is based on analysts' forward earnings estimates as reported by First
   Call/Thomson Financial.

Delaware Devon Fund
Sector Allocation
October 31, 2000


Other 7.85%

Banking, Finance & Insurance 20.67%

Computers & Techology 19.43%

Healthcare & Pharmaceuticals 12.93%

Food, Beverage & Tobacco 2.65%

Transportation & Shipping 2.70%

Retail 3.24%

Consumer Products 4.66%

Electronics & Electrical Equipment 4.78%

Telecommunications 10.15%

Energy 10.94%


Outlook

Corporate profits appear to be slowing, due in part to rising costs and to a natural economic slowing after a prolonged period of expansion. In our opinion, this type of environment is generally positive for our investing style as it tends to favor solid companies that report consistent earnings. We believe the Fed is satisfied with its efforts to thwart inflation and may likely reduce interest rates next year. Going forward, we will continue to look for opportunities in stocks that tend to perform well in the early stages of the economic cycle, such as retail stocks. Generally, we are confident about investment opportunities for the Fund over ~the next year.


Delaware Devon Fund
Top 10 Holdings
October 31, 2000

Company                                                 Percentage of Net Assets
--------------------------------------------------------------------------------
 1. Federal Home Loan                                            4.44%
--------------------------------------------------------------------------------
 2. Johnson & Johnson                                            3.11%
--------------------------------------------------------------------------------
 3. General Electric                                             2.94%
--------------------------------------------------------------------------------
 4. Tyco International                                           2.90%
--------------------------------------------------------------------------------
 5. SBC Communications                                           2.80%
--------------------------------------------------------------------------------
 6. Tidewater                                                    2.70%
--------------------------------------------------------------------------------
 7. Exxon Mobil                                                  2.62%
--------------------------------------------------------------------------------
 8. Coastal                                                      2.51%
--------------------------------------------------------------------------------
 9. Fleet Boston Financial                                       2.43%
--------------------------------------------------------------------------------
10. Microsoft                                                    2.39%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Delaware Devon Fund's Stock Selection Checklist
When we consider a stock for the portfolio, we ask ourselves the following questions. Our goal is to select stocks from a broad spectrum of industries where we can answer such questions.

o Is the stock reasonably priced?

o Has the company demonstrated that it can grow earnings consistently and predictably through a variety of economic environments?

o Is the company generating excess cash flow that can be reinvested in the business?

o Does the stock have the potential for above-average earnings?
--------------------------------------------------------------------------------

FUND BASICS
-----------

Fund Objective
The Fund seeks to provide current income and capital appreciation.

Total Fund Assets
As of October 31, 2000
$167.15 million

Number of Holdings
62

Fund Start Date
December 29, 1993

Your Fund Manager
Francis X. Morris received a BA at Providence College and an MBA from Widener University. He joined Delaware in 1997. Previously, he served as vice president and director of equity research at PNC Asset Management. Mr. Morris is a past president of the Financial Analysts Society of Philadelphia and is a member of the Association for Investment Management and Research and the National Association of Petroleum Investment Analysts.

Nasdaq Symbols
Class A  DDGAX
Class B  DEVOX
Class C  DECVX

DELAWARE DEVON FUND PERFORMANCE
-------------------------------


Growth of a $10,000 Investment
December 29, 1993 (Fund Inception) through October 31, 2000

                           S&P 500 Index      Delaware Devon Fund Class A Shares
Dec '93                       $10,000                       $  9,427
Oct '94                       $10,361                       $ 10,258
Oct '95                       $13,101                       $ 12,513
Oct '96                       $16,258                       $ 15,534
Oct '97                       $21,478                       $ 20,522
Oct '98                       $26,201                       $ 24,546
Oct '99                       $32,929                       $ 24,443
Oct '00                       $34,935                       $ 22,698

Chart assumes $10,000 invested on December 29, 1993 and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. Performance of other Fund classes will vary due to differing charges and expenses. Returns plotted on the chart were as of the last day of each successive month. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Average Annual Total Returns
Through October 31, 2000                  Lifetime      Five Years      One Year
--------------------------------------------------------------------------------
Class A Shares (Est. 12/29/93)
   Excluding Sales Charge                  +13.77%       +12.65%          -7.14%
   Including Sales Charge                  +12.79%       +11.32%         -12.46%
--------------------------------------------------------------------------------
Class B Shares (Est. 9/6/94)
   Excluding Sales Charge                  +12.92%       +11.87%          -7.81%
   Including Sales Charge                  +12.92%       +11.62%         -12.42%
--------------------------------------------------------------------------------
Class C Shares (Est. 11/29/95)
   Excluding Sales Charge                  +11.24%                        -7.77%
   Including Sales Charge                  +11.24%                        -8.69%
--------------------------------------------------------------------------------
Returns reflect the reinvestment of distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C share results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

Class A shares have a 5.75% maximum front-end sales charge and a 12b-1 fee.

Class B shares do not have a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a contingent deferred sales charge of up to 5% if redeemed before the end of the sixth year.

Class C shares have a 1% annual distribution and service fee. If redeemed within 12 months, a 1% contingent deferred sales charge applies.

The average annual total returns for the lifetime, five-year and one-year periods ended October 31, 2000 for Delaware Devon Fund's Institutional Class shares were +14.11%, +13.00% and -6.86%, respectively. The Institutional Class was originally made available without sales charges or asset-based distribution charges only to certain eligible institutional accounts on December 29, 1993.

An expense limitation was in effect for all classes of Delaware Devon Fund during the periods shown. Performance would have been lower if the expense limitation was not in effect.

Nasdaq Symbol Institutional Class: DEIVX

Statement of Net Assets

DELAWARE DEVON FUND
-------------------

                                                        Number of     Market
October 31, 2000                                         Shares       Value
--------------------------------------------------------------------------------
   Common Stock--97.16%
   Aerospace & Defense--1.35%
   Honeywell International .........................      41,850   $ 2,252,053
                                                                   -----------
                                                                     2,252,053
                                                                   -----------
   Banking, Finance & Insurance--20.67%
   American International Group ....................      22,743     2,228,814
   Axa Financial ...................................      58,700     3,173,469
   Capital One Financial ...........................      55,600     3,509,750
   Chase Manhattan .................................      76,400     3,476,200
   Citigroup .......................................      52,766     2,776,811
   Dime Bancorp ....................................      61,000     1,490,687
   Federal Home Loan ...............................     123,800     7,428,000
   Fleet Boston Financial ..........................     106,900     4,062,200
   JP Morgan .......................................       8,800     1,456,400
   MBNA ............................................      65,400     2,456,587
   Merrill Lynch & Company .........................      13,900       973,000
   Morgan Stanley Dean Witter ......................      18,900     1,517,906
                                                                   -----------
                                                                    34,549,824
                                                                   -----------
   Chemicals--1.14%
   Dow Chemical ....................................      62,200     1,904,875
                                                                   -----------
                                                                     1,904,875
                                                                   -----------
   Computers & Technology--19.43%
  *America Online ..................................      48,800     2,460,984
  *Cisco Systems ...................................      60,600     3,264,825
   Compaq Computer .................................     120,900     3,676,569
   Electronic Data Systems .........................      43,800     2,055,862
  *EMC .............................................      31,500     2,805,469
   First Data ......................................      62,300     3,122,787
  *Gateway .........................................      51,500     2,657,915
   Hewlett-Packard .................................      63,200     2,934,850
   International Business Machines .................      25,600     2,521,600
  *Microsoft .......................................      58,100     4,001,638
  *Oracle ..........................................      90,000     2,970,000
                                                                   -----------
                                                                    32,472,499
                                                                   -----------
   Consumer Products--4.66%
   Kimberly-Clark ..................................      44,600     2,943,600
   Tyco International ..............................      85,500     4,846,781
                                                                   -----------
                                                                     7,790,381
                                                                   -----------
   Electronics & Electrical Equipment--4.78%
   General Electric ................................      89,600     4,911,200
   Intel ...........................................      68,600     3,087,000
                                                                   -----------
                                                                     7,998,200
                                                                   -----------
   Energy--10.94%
   Amerada Hess ....................................      35,200     2,182,400
   Coastal .........................................      55,600     4,194,325
   Exxon Mobil .....................................      49,100     4,379,106
   Halliburton .....................................      78,300     2,901,994
 +*Southern Energy .................................      78,300     2,133,675
   Sunoco ..........................................      54,700     1,637,581
 +*Westport Resources ..............................      54,600       863,363
                                                                   -----------
                                                                    18,292,444
                                                                   -----------
                                                        Number of    Market
                                                         Shares      Value
--------------------------------------------------------------------------------
   Common Stock (continued)
   Food, Beverage & Tobacco--2.65%
   Anheuser Busch ..................................      10,900   $   498,675
   Coca Cola .......................................      34,900     2,107,087
 +*Suiza Foods .....................................      39,400     1,824,713
                                                                   -----------
                                                                     4,430,475
                                                                   -----------
   Healthcare & Pharmaceuticals--12.93%
   American Home Products ..........................      50,400     3,200,400
  *Amgen ...........................................      19,500     1,129,781
   Baxter International ............................      16,600     1,364,312
   Biomet ..........................................      45,600     1,650,150
   Bristol-Myers Squibb ............................      28,700     1,748,906
   Johnson & Johnson ...............................      56,500     5,205,063
   Medtronic .......................................      35,700     1,938,956
   Merck & Company .................................      21,700     1,951,644
   Pfizer ..........................................      79,400     3,429,088
                                                                   -----------
                                                                    21,618,300
                                                                   -----------
   Leisure, Lodging & Entertainment--1.60%
   Viad ............................................     125,500     2,682,563
                                                                   -----------
                                                                     2,682,563
                                                                   -----------
   Retail--3.24%
  *Kroger ..........................................     119,300     2,691,706
   Wal-Mart Stores .................................      59,900     2,717,963
                                                                   -----------
                                                                     5,409,669
                                                                   -----------
   Telecommunications--10.15%
   Alltel ..........................................      30,500     1,965,344
   BellSouth .......................................      39,000     1,884,187
   Lucent Technologies .............................      57,900     1,349,794
 +*McLeod USA ......................................     107,800     2,075,150
   Nortel Networks .................................      54,700     2,488,850
   SBC Communications ..............................      81,000     4,672,688
  *Worldcom ........................................     106,600     2,531,750
                                                                   -----------
                                                                    16,967,763
                                                                   -----------
   Transportation & Shipping--2.70%
 +*Tidewater .......................................      97,600     4,507,900
                                                                   -----------
                                                                     4,507,900
                                                                   -----------
   Utilities--0.92%
  *AES .............................................      22,200     1,254,300
 +*TNPC ............................................      16,600       275,975
                                                                   -----------
                                                                     1,530,275
                                                                   -----------
   Total Common Stock (cost $155,715,806) ..........               162,407,221
                                                                   -----------
--------------
+ Security is partially or fully on loan
* Non-income producing security for the period ended 10/31/00.

                                                       Principal     Market
Delaware Devon Fund                                     Amount       Value
--------------------------------------------------------------------------------
Repurchase Agreements--4.35%
With Chase Manhattan 6.55% 11/1/00
  (dated 10/31/00, collateralized by
  $2,567,000 U.S. Treasury Notes 4.75%
  due 2/15/04, market value $2,507,793) ............  $2,444,000  $  2,444,000
With J.P. Morgan Securities 6.52% 11/1/00
  (dated 10/31/00, collateralized by
  $1,016,000 U.S. Treasury Notes 6.25%
  due 2/15/03, market value $1,035,786,
  $690,000 U.S. Treasury Notes 5.25%
  due 8/15/03, market value $686,465
  and $690,000 U.S. Treasury Notes 7.25%
  due 5/15/04, market value $742,991) ..............   2,416,000     2,416,000
With PaineWebber 6.54% 11/1/00
  (dated (10/31/00, collateralized by
  $2,393,000 U.S. Treasury Notes 5.875%
  due 11/15/05, market value $2,467,426) ...........   2,416,000     2,416,000
                                                                  ------------
Total Repurchase Agreements
  (cost $7,276,000) ................................                 7,276,000
                                                                   ------------

Total Market Value of Securities--101.51%
  (cost $162,991,806) ..............................               169,683,221
Liabilities Net of Receivables
  and Other Assets--(1.51%) ........................                (2,531,242)
                                                                  ------------
Net Assets Applicable to 9,184,985 Shares
  Outstanding--100.00% .............................              $167,151,979
                                                                  ============

Net Asset Value--Delaware Devon Fund A Class
  ($68,242,569 / 3,721,916 shares) .................                    $18.34
                                                                        ------
Net Asset Value--Delaware Devon Fund B Class
  ($70,920,265 / 3,928,369 shares) .................                    $18.05
                                                                        ------
Net Asset Value--Delaware Devon Fund C Class
  ($14,004,516 / 776,548 shares) ...................                    $18.03
                                                                        ------
Net Asset Value--Delaware Devon Fund
  Institutional Class
  ($13,984,629 / 758,152 shares) ...................                    $18.45
                                                                        ------

--------------------------------------------------------------------------------
Components of Net Assets at October 31, 2000:
Shares of beneficial interest
  (unlimited authorization--no par) ................              $170,671,209
Accumulated net realized loss on investments .......               (10,210,645)
Net unrealized appreciation of investments .........                 6,691,415
                                                                  ------------
Total net assets ...................................              $167,151,979
                                                                  ============

Net Asset Value and Offering Price per Share--
   Delaware Devon Fund
Net asset value A Class (A) ........................                    $18.34
Sales charge (5.75% of offering price, or 6.11%
  of the amount invested per share) (B) ............                      1.12
                                                                        ------
Offering price .....................................                    $19.46
                                                                        ======

--------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See the current prospectus for purchase of $50,000 or more.

                            See accompanying notes.

Statement of Operations

Year Ended October 31, 2000                                Delaware Devon Fund
--------------------------------------------------------------------------------
Investment Income:
Dividends ...........................................  $2,724,021
Interest ............................................     299,364   $ 3,023,385
                                                       ----------

Expenses:
Management fees .....................................   1,445,429
Distribution expense ................................   1,398,718
Dividend disbursing and transfer agent fees and
  expenses ..........................................   1,339,200
Reports and statements to shareholders ..............     243,358
Registration fees ...................................     133,065
Accounting and administration .......................      89,250
Taxes (other than taxes on income) ..................      32,902
Custodian fees ......................................      20,500
Professional fees ...................................      18,120
Trustees' fees ......................................       9,050
Other ...............................................      59,351     4,788,943
                                                        ---------
Less expenses paid indirectly .......................                    (5,096)
                                                                   ------------
Total Expenses ......................................                 4,783,847
                                                                   ------------

Net Investment Loss .................................                (1,760,462)
                                                                   ------------

Net Realized and Unrealized Loss on Investments:
Net realized loss on investments ....................                (7,785,619)
Net change in unrealized appreciation/depreciation
  of investments ....................................               (11,683,955)
                                                                   ------------

Net Realized and Unrealized Loss on Investments .....               (19,469,574)
                                                                   ------------

Net Decrease in Net Assets Resulting from Operations               ($21,230,036)
                                                                   ============

                             See accompanying notes

Statements of Changes in Net Assets

                                                                                      Delaware Devon Fund
---------------------------------------------------------------------------------------------------------
                                                                                    Year Ended
                                                                             10/31/00           10/31/99
Decrease in net assets from operations:
Net investment loss .................................................       ($1,760,462)        ($365,620)
Net realized loss on investments ....................................        (7,785,619)       (2,414,924)
Net change in unrealized appreciation/depreciation of
investments .........................................................       (11,683,955)       (7,767,421)
                                                                           ------------------------------
Net decrease in net assets resulting from operations ................       (21,230,036)      (10,547,965)
                                                                           ------------------------------
Distributions to Shareholders from:
Net investment income:
   A Class ..........................................................                --          (221,269)
   B Class ..........................................................                --                --
   C Class ..........................................................                --                --
   Institutional Class ..............................................                --           (37,307)

Net realized gain on investments:
   A Class ..........................................................                --        (1,272,835)
   B Class ..........................................................                --          (904,198)
   C Class ..........................................................                --          (213,389)
   Institutional Class ..............................................                --          (100,864)

Return of Capital
   A Class ..........................................................                --          (389,563)
   B Class ..........................................................                --                --
   C Class ..........................................................                --                --
   Institutional Class ..............................................                --           (82,446)
                                                                           ------------------------------
                                                                                     --        (3,221,871)
                                                                           ------------------------------
Capital Share Transactions:
Proceeds from shares sold:
   A Class ..........................................................        19,709,198        85,370,075
   B Class ..........................................................        14,685,385        95,416,834
   C Class ..........................................................         3,196,115        23,683,654
   Institutional Class ..............................................         4,360,195        25,830,155

Net asset value of shares issued upon reinvestment of distributions:
   A Class ..........................................................                --         1,832,153
   B Class ..........................................................                --           846,833
   C Class ..........................................................                --           205,107
   Institutional Class ..............................................                --           220,602
                                                                           ------------------------------
                                                                             41,950,893       233,405,413
                                                                           ------------------------------
Cost of shares repurchased:
   A Class ..........................................................       (79,750,173)      (66,130,439)
   B Class ..........................................................       (66,520,034)      (40,675,526)
   C Class ..........................................................       (18,648,875)      (11,034,698)
   Institutional Class ..............................................       (10,875,466)      (13,624,757)
                                                                           ------------------------------
                                                                           (175,794,548)     (131,465,420)
                                                                           ------------------------------

Increase (decrease) in net assets derived from
capital share transactions ..........................................      (133,843,655)      101,939,993
                                                                           ------------------------------

Net Increase (Decrease) in Net Assets ...............................      (155,073,691)       88,170,157

Net Assets:
Beginning of period .................................................       322,225,670       234,055,513
                                                                           ------------------------------
End of period .......................................................      $167,151,979      $322,225,670
                                                                           ==============================

                             See accompanying notes

Financial Highlights

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                                  Delaware Devon Fund A Class
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Year Ended
                                                                        10/31/00(1) 10/31/99(1)   10/31/98     10/31/97    10/31/96
Net asset value, beginning of period ................................     $19.750     $20.090      $17.860     $14.610      $12.550

Income (loss) from investment operations:
   Net investment income (loss) .....................................      (0.088)      0.047        0.121       0.182        0.216
   Net realized and unrealized gain (loss) on investments ...........      (1.322)     (0.114)       3.249       4.243        2.689
                                                                          ---------------------------------------------------------
   Total from investment operations .................................      (1.410)     (0.067)       3.370       4.425        2.905
                                                                          ---------------------------------------------------------

Less dividends and distributions:
   Dividends from net investment income .............................          --      (0.032)      (0.110)     (0.210)      (0.205)
   Distributions from net realized gain on investments ..............          --      (0.190)      (1.030)     (0.965)      (0.640)
   Return of capital ................................................          --      (0.051)          --          --           --
                                                                          ---------------------------------------------------------
   Total dividends and distributions ................................          --      (0.273)      (1.140)     (1.175)      (0.845)
                                                                          ---------------------------------------------------------

Net asset value, end of period ......................................     $18.340     $19.750      $20.090     $17.860      $14.610
                                                                          =========================================================
Total return(2) .....................................................      (7.14%)     (0.42%)      19.60%      32.11%       24.14%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ...........................     $68,243    $137,034     $120,506     $49,262      $14,907
  Ratio of expenses to average net assets ...........................       1.83%       1.37%        1.30%       1.25%        1.25%
  Ratio of expenses to average net assets prior to expense
    limitation and expenses paid indirectly .........................       1.83%       1.45%        1.40%       1.42%        1.84%
  Ratio of net investment income (loss)
    to average net assets ...........................................      (0.46%)      0.22%        0.64%       1.14%        1.67%
  Ratio of net investment income (loss) to average net
    assets prior to expense limitation and expenses
    paid indirectly .................................................      (0.46%)      0.14%        0.54%       0.97%        1.08%
Portfolio turnover ..................................................        123%         82%          39%         64%          80%

(1) Per share information was based on the average shares outstanding method.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                                  Delaware Devon Fund B Class
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Year Ended
                                                                        10/31/00(1) 10/31/99(1)   10/31/98     10/31/97    10/31/96
Net asset value, beginning of period ................................     $19.580     $19.980      $17.800     $14.540      $12.500

Income (loss) from investment operations:
   Net investment income (loss) .....................................      (0.218)     (0.099)      (0.003)      0.081        0.136
   Net realized and unrealized gain (loss) on investments ...........      (1.312)     (0.111)       3.223       4.219        2.664
                                                                          ---------------------------------------------------------
   Total from investment operations .................................      (1.530)     (0.210)       3.220       4.300        2.800
                                                                          ---------------------------------------------------------

Less dividends and distributions:
   Dividends from net investment income .............................          --          --       (0.010)     (0.075)      (0.120)
   Distributions from net realized gain on investments ..............          --      (0.190)      (1.030)     (0.965)      (0.640)
                                                                          ---------------------------------------------------------
   Total dividends and distributions ................................          --      (0.190)      (1.040)     (1.040)      (0.760)
                                                                          ---------------------------------------------------------

Net asset value, end of period ......................................     $18.050     $19.580      $19.980     $17.800      $14.540
                                                                          =========================================================

Total return(2) .....................................................      (7.81%)     (1.12%)      18.76%      31.21%       23.38%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ...........................     $70,920    $131,901      $82,927     $28,757       $3,399
  Ratio of expenses to average net assets ...........................       2.53%       2.07%        2.00%       1.95%        1.95%
  Ratio of expenses to average net assets prior to expense
    limitation and expenses paid indirectly .........................       2.53%       2.15%        2.10%       2.12%        2.54%
  Ratio of net investment income (loss)
    to average net assets ...........................................      (1.16%)     (0.48%)      (0.06%)      0.44%        0.97%
  Ratio of net investment income (loss) to average net
    assets prior to expense limitation and expenses
    paid indirectly .................................................      (1.16%)     (0.56%)      (0.16%)      0.27%        0.38%
Portfolio turnover ..................................................        123%         82%          39%         64%          80%

(1) Per share information was based on the average shares outstanding method.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                                  Delaware Devon Fund C Class
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Year Ended              11/29/95(1)
                                                                                                                              to
                                                                        10/31/00(2) 10/31/99(2)   10/31/98     10/31/97    10/31/96
Net asset value, beginning of period ................................     $19.560     $19.960      $17.790     $14.530      $13.020

Income (loss) from investment operations:
   Net investment income (loss) .....................................      (0.218)     (0.099)       0.002       0.071        0.188
   Net realized and unrealized gain (loss) on investments ...........      (1.312)     (0.111)       3.208       4.229        2.157
                                                                          ---------------------------------------------------------
   Total from investment operations .................................      (1.530)     (0.210)       3.210       4.300        2.345
                                                                          ---------------------------------------------------------

Less dividends and distributions:
   Dividends from net investment income .............................          --          --       (0.010)     (0.075)      (0.195)
   Distributions from net realized gain on investments ..............          --      (0.190)      (1.030)     (0.965)      (0.640)
                                                                          ---------------------------------------------------------
   Total dividends and distributions ................................          --      (0.190)      (1.040)     (1.040)      (0.835)
                                                                          ---------------------------------------------------------

Net asset value, end of period ......................................     $18.030     $19.560      $19.960     $17.790      $14.530
                                                                          =========================================================

Total return(3) .....................................................      (7.77%)     (1.12%)      18.71%      31.24%       18.94%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ...........................     $14,005     $31,476      $20,141      $5,876       $1,056
  Ratio of expenses to average net assets ...........................       2.53%       2.07%        2.00%       1.95%        1.95%
  Ratio of expenses to average net assets prior to expense
    limitation and expenses paid indirectly .........................       2.53%       2.15%        2.10%       2.12%        2.54%
  Ratio of net investment income (loss)
    to average net assets ...........................................      (1.16%)     (0.48%)      (0.06%)      0.44%        0.97%
  Ratio of net investment income (loss) to average net
    assets prior to expense limitation and expenses
    paid indirectly .................................................      (1.16%)     (0.56%)      (0.16%)      0.27%        0.38%
Portfolio turnover ..................................................        123%         82%          39%         64%          80%

(1) Date of initial public offering; ratios have been annualized and total return has not been annualized.
(2) Per share information was based on the average shares outstanding method.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                        Delaware Devon Fund Institutional Class
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Year Ended
                                                                        10/31/00(1) 10/31/99(1)   10/31/98     10/31/97    10/31/96
Net asset value, beginning of period ................................     $19.810     $20.140      $17.930     $14.670      $12.590

Income (loss) from investment operations:
   Net investment income (loss) .....................................      (0.031)      0.109        0.134       0.211        0.267
   Net realized and unrealized gain (loss) on investments ...........      (1.329)     (0.109)       3.281       4.284        2.693
                                                                          ---------------------------------------------------------
   Total from investment operations .................................      (1.360)      0.000        3.415       4.495        2.960
                                                                          ---------------------------------------------------------

Less dividends and distributions:
   Dividends from net investment income .............................          --      (0.057)      (0.175)     (0.270)      (0.240)
   Distributions from net realized gain on investments ..............          --      (0.190)      (1.030)     (0.965)      (0.640)
   Return of capital ................................................          --      (0.083)          --          --           --
                                                                          ---------------------------------------------------------
   Total dividends and distributions ................................          --      (0.330)      (1.205)     (1.235)      (0.880)
                                                                          ---------------------------------------------------------

Net asset value, end of period ......................................     $18.450     $19.810      $20.140     $17.930      $14.670
                                                                          =========================================================

Total return(2) .....................................................      (6.86%)     (0.09%)      19.89%      32.57%       24.56%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ...........................     $13,985     $21,815      $10,482      $5,749       $3,290
  Ratio of expenses to average net assets ...........................       1.53%       1.07%        1.00%       0.95%        0.95%
  Ratio of expenses to average net assets prior to expense
    limitation and expenses paid indirectly .........................       1.53%       1.15%        1.10%       1.12%        1.54%
  Ratio of net investment income (loss) to average
    net assets ......................................................      (0.16%)      0.52%        0.94%       1.44%        1.97%
  Ratio of net investment income (loss) to average
    net assets prior to expense limitation and
    expenses paid indirectly ........................................      (0.16%)      0.44%        0.84%       1.27%        1.38%
Portfolio turnover ..................................................        123%         82%          39%         64%          80%

(1) Per share information was based on the average shares outstanding method.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

                             See accompanying notes

Notes to Financial Statements

October 31, 2000
--------------------------------------------------------------------------------
Delaware Group Equity Funds I (the "Trust") is organized as a Delaware business trust and offers two series: the Delaware Devon Fund and the Delaware Balanced Fund. These financial statements and related notes pertain to the Delaware Devon Fund (the "Fund"). The Fund is a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Fund offers four classes of shares. The A Class carries a maximum front-end sales charge of 5.75%. The B Class carries a back-end deferred sales charge. The C Class carries a level load deferred sales charge and the Institutional Class has no sales charge.

The investment objective of the Fund is to seek current income and capital appreciation.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation--All equity securities are valued at the last quoted sales price as of the close of the New York Stock Exchange on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees.

Federal Income Taxes--The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Class Accounting--Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements--The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates--The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other--Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and pays dividends from net investment income and from capital gains, if any, annually.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $5,096 for the period ended October 31, 2000. In addition, the Fund receives earnings credits from its custodian when positive balances are maintained, which are used to offset custody fees. There were no earnings credits for the period ended October 31, 2000. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense shown as "Expenses paid indirectly".

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the Investment Manager of the Fund, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million of net assets of the Fund, 0.60% on the next $500 million, 0.55% on the next $1.5 billion and 0.50% on the net assets in excess of $2.5 billion. At October 31, 2000, the liability for Investment Management fees and other expenses payable to DMC was $49,321.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums. At October 31, 2000, the Fund had a liability for such fees and other expenses payable to DSC of $98,415.

Pursuant to the Distribution Agreement, the Fund pays Delaware Distributors, L.P. (DDLP), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B and C Classes. No distribution expenses are paid by the Institutional Class. At October 31, 2000, the Fund had a liability for distribution fees and other expenses payable to DDLP of $15,890.

For the period ended October 31, 2000, DDLP earned $30,464 for commissions on sales of the Fund A Class shares.

--------------------------------------------------------------------------------
2. Investment Management and Other Transactions with Affiliates
(continued)
Certain officers of DMC, DSC and DDLP are officers, trustees and/or employees of the Fund. These officers, trustees and employees are paid no compensation by the Fund.

3. Investments
For the period ended October 31, 2000, the Fund made purchases of $268,728,475 and sales of $398,421,935 of investment securities other than U.S. government securities and temporary cash investments.

At October 31, 2000, unrealized appreciation for federal income tax purposes aggregated $5,916,342 of which $16,898,751 related to unrealized appreciation of securities and $10,982,409 related to unrealized depreciation of securities. At October 31, 2000, the aggregate cost of securities for federal income tax purposes was $163,766,879.

For federal income tax purposes, the Fund had accumulated capital losses as of October 31, 2000 of $9,435,572 which may be carried forward and applied against future capital gains: $2,189,111 that will expire in 2007 and $7,246,461 that will expire in 2008.

4. Capital Shares
Transactions in capital shares were as follows:

                                                             Year Ended
                                                       10/31/00       10/31/99
Shares sold:
  A Class ..........................................   1,038,635      4,045,168
  B Class ..........................................     781,339      4,544,332
  C Class ..........................................     170,566      1,131,539
  Institutional Class ..............................     231,314      1,232,443

Shares issued upon reinvestment of distributions:
  A Class ..........................................          --         86,732
  B Class ..........................................          --         40,098
  C Class ..........................................          --          9,721
  Institutional Class ..............................          --         10,550
                                                      ----------    -----------
                                                       2,221,854     11,100,583
                                                      ----------    -----------
Shares repurchased:
  A Class ..........................................  (4,255,388)    (3,191,945)
  B Class ..........................................  (3,589,072)    (1,999,416)
  C Class ..........................................  (1,002,986)      (541,385)
  Institutional Class ..............................    (574,460)      (662,081)
                                                      ----------    -----------
                                                      (9,421,906)    (6,394,827)
                                                      ----------    -----------
Net Increase (decrease) ............................  (7,200,052)     4,705,756
                                                      ==========    ===========

5. Lines of Credit
The Fund along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participate in a $375,400,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amount outstanding as of October 31, 2000, or at any time during the period.

6. Securities Lending
The Fund may participate, along with other funds in the Delaware Investments Family of Funds, in a Security Lending Agreement ("Lending Agreement"). Security Loans made pursuant to the Lending Agreement are required at all times to be secured by U.S. Treasury obligations and/or cash collateral at least equal to 100% of the market value of the securities issued in the U.S. Cash collateral received is invested in fixed-income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poor's Ratings Group or Moody's Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The market value of securities on loan and the related collateral received at October 31, 2000 were $7,700,125 and $7,724,160, respectively. Net Income from securities lending was $22,669 and is included in interest income on the Statement of Operations.

Report of Independent Auditors

--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees
Delaware Group Equity Funds I--Delaware Devon Fund

We have audited the accompanying statement of net assets of Delaware Devon Fund (the "Fund") as of October 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Devon Fund at October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.


                                                       /s/ Ernst & Young LLP
                                                       ----------------------
                                                         Ernst & Young LLP


Philadelphia, Pennsylvania
December 8, 2000

DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London

For Shareholders
1.800.523.1918

For Securities Dealers
1.800.362.7500

For Financial Institutions
Representatives Only
1.800.659.2265

www.delawareinvestments.com

This annual report is for the information of Delaware Devon Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Devon Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
--------------------------------------------------------------------------------

BOARD OF TRUSTEES                               Charles E. Peck                                 Investment Manager
                                                Retired                                         Delaware Management Company
Wayne A. Stork                                  Fredericksburg, VA                              Philadelphia, PA
Chairman
Delaware Investments Family of Funds            Janet L. Yeomans                                International Affiliate
Philadelphia, PA                                Vice President and Treasurer                    Delaware International Advisers Ltd.
                                                3M Corporation                                  London, England
Walter P. Babich                                St. Paul, MN
Board Chairman                                                                                  National Distributor
Citadel Constructors, Inc.                      AFFILIATED OFFICERS                             Delaware Distributors, L.P.
King of Prussia, PA                                                                             Philadelphia, PA
                                                Charles E. Haldeman, Jr.
David K. Downes                                 President and Chief Executive Officer           Shareholder Servicing, Dividend
President and Chief Executive Officer           Delaware Management Holdings, Inc.              Disbursing and Transfer Agent
Delaware Investments Family of Funds            Philadelphia, PA                                Delaware Service Company, Inc.
Philadelphia, PA                                                                                Philadelphia, PA
                                                Richard J. Flannery
John H. Durham                                  Executive Vice President                        2005 Market Street
Private Investor                                and General Counsel                             Philadelphia, PA 19103-3682
Horsham, PA                                     Delaware Investments Family of Funds
                                                Philadelphia, PA
Anthony D. Knerr
Consultant, Anthony Knerr & Associates          Bruce D. Barton
New York, NY                                    President and Chief Executive Officer
                                                Delaware Distributors, L.P.
Ann R. Leven                                    Philadelphia, PA
Former Treasurer, National Gallery of Art
Washington, DC

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN
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(4076)                                                        Printed in the USA
AR-039 [10/00] PPL 12/00                                                   J6557